THE PRUDENTIAL SERIES FUND, INC.
                          PRUDENTIAL JENNISON PORTFOLIO
                    DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO

                         SUPPLEMENT, DATED MAY 22, 2000
                                       TO
                        PROSPECTUS, DATED APRIL 30, 2000

The following supplements the section of the prospectus entitled "Portfolio Managers."

     Prudential Jennison Portfolio, and the equity portion of the Diversified Conservative Growth Portfolio, are now managed by Spiros "Sig" Segalas, Kathleen A. McCarragher, and Michael A. Del Balso of Jennison Associates LLC. Mr. Del Balso, a new member of this portfolio management team, is a Director and Executive Vice President of Jennison, and has been part of the Jennison team since 1972. Prior to Jennison, Mr. Del Balso worked with the firm of White, Weld & Company. Mr. Del Balso is a member of the New York Society of Security Analysts.